UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 23, 2004

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado	80290-2300
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 837-1661

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 9.01 of the registrant’s Current Report on Form 8-K, dated September 23, 2003, to read in its entirety as set forth below.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Whiting Petroleum Corporation:

We have audited the accompanying statements of revenues and direct operating expenses of the properties (the “Permian Basin Acquisition Properties”) acquired by Whiting Petroleum Corporation (the “Company”) from CQ Acquisition Partners I, L.P., SPA-CQAP II, Enerquest Oil & Gas, Ltd. and Baytech, L.L.P. for each of the three years in the period ended December 31, 2003. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statements and are not intended to be a complete presentation of the Company’s interests in the properties described above.

In our opinion, the statements referred to above present fairly, in all material respects, the revenues and direct operating expenses, described in Note 1, of the Permian Basin Acquisition Properties for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado October 15, 2004

PERMIAN BASIN ACQUISITION PROPERTIES

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES (in thousands)

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 and 2001 AND THE SIX MONTHS ENDED

JUNE 30, 2004 and 2003 (UNAUDITED)

	Six Months Ended June 30,		Year Ended December 31,
	2004	2003	2003	2002	2001
	(Unaudited)
REVENUES—Oil and gas production	$39,143	$52,594	$91,246	$61,903	$69,682

DIRECT OPERATING EXPENSES:
Lease operating expense	8,244	6,900	14,031	11,252	10,755
Production taxes	2,317	2,899	5,159	3,350	4,149

Total direct operating expenses	10,561	9,799	19,190	14,602	14,904

Revenues in excess of direct operating expenses	$28,582	$42,795	$72,056	$47,301	$54,778

See accompanying notes to the Statements of Revenues and Direct Operating Expenses.

PERMIAN BASIN ACQUISITION PROPERTIES

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 and 2001 AND THE SIX MONTHS ENDED

JUNE 30, 2004 and 2003 (UNAUDITED)

1. BASIS OF PRESENTATION

On September 23, 2004, Whiting Petroleum Corporation (the “Company”) completed its acquisition of interests in seventeen oil and natural gas fields located in the Permian Basin of West Texas and Southeast New Mexico from CQ Acquisition Partners I, L.P., SPA-CQAP II, Enerquest Oil & Gas, Ltd. and Baytech, L.L.P. (collectively, the “Sellers”) for $345 million. The properties are referred to herein as the “Permian Basin Acquisition Properties”.

The accompanying statements of revenues and direct operating expenses were derived from the historical accounting records of the Sellers and prior operators and reflect the revenues and direct operating expenses of the Permian Basin Acquisition Properties. Such amounts may not be representative of future operations. The statements do not include depreciation, depletion and amortization, general and administrative expenses, income taxes or interest expense as these costs may not be comparable to the expenses expected to be incurred by the Company on a prospective basis.

The Sellers used the sales method to record oil revenue, where revenue is recognized based on the amount of oil sold to purchasers. With respect to the gas sales, the entitlements method was used for recording revenues. Under this approach, revenue is recognized for the Sellers’ share of natural gas produced regardless of whether the Sellers had taken its share of the related production. The effect on revenues of production imbalances is not material. Direct operating expenses include payroll, leases and well repairs, production taxes, maintenance, utilities and other direct operating expenses.

The process of preparing financial statements in conformity with generally accepted principles requires the use of estimates and assumptions regarding certain types of revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles are not presented as such information is not readily available on an individual property basis and not meaningful to the Permian Basin Acquisition Properties. Accordingly, the historical statements of revenue and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of the Securities and Exchange Commission Regulation S-X.

PERMIAN BASIN ACQUISITION PROPERTIES

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 and 2001 AND THE SIX MONTHS ENDED

JUNE 30, 2004 and 2003 (UNAUDITED)

2. SUPPLEMENTAL DISCLOSURES OF OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

Reserve Quantities – The following table summarizes the estimated quantities of proved oil and gas reserves of the Permian Basin Acquisition Properties. These amounts were derived from reserve estimates prepared by Cawley, Gillespie & Associates, Inc. as of July 1, 2004, adjusted only for production in prior periods. Estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors. The oil and gas reserves stated below are attributable solely to properties within the United States.

	Oil (Mbbls)	Gas (Mmcf)
Balance—January 1, 2001	39,127	76,515
Production	(1,415)	(8,682)

Balance—December 31, 2001	37,712	67,833
Production	(1,948)	(5,333)

Balance—December 31, 2002	35,764	62,500
Production	(2,166)	(5,878)

Balance—December 31, 2003	33,598	56,622
Production	(777)	(2,413)

Balance—June 30, 2004	32,821	54,209

Proved developed reserves:
December 31, 2001	23,157	52,001

December 31, 2002	21,209	46,668

December 31, 2003	19,043	40,790

June 30, 2004	18,266	38,377

Standardized Measure of Discounted Future Net Cash Flows – The standardized measure of discounted future net cash flows relating to proved oil and gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and gas reserves were prepared in accordance with the provisions of SFAS No. 69. Future cash inflows were computed by applying prices at year end to estimated future production, less estimated future expenditures (based on year end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expense. Future income tax expenses are calculated by applying appropriate year-end tax rates to future pretax net cash flows, less the tax basis of properties involved. Future net cash flows are discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value or the present value of the Permian Basin Acquisition Properties (in thousands).

PERMIAN BASIN ACQUISITION PROPERTIES

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 and 2001 AND THE SIX MONTHS ENDED

JUNE 30, 2004 and 2003 (UNAUDITED)

	2003	2002	2001
Future cash flows	$1,210,949	$1,187,059	$727,071
Future production costs	(416,440)	(429,143)	(414,835)
Future development costs	(73,031)	(90,082)	(95,872)
Future income tax expense	(110,581)	(89,874)	—

Future net cash flows	610,897	577,960	216,364
10% annual discount for estimated timing of cash flows	(304,410)	(287,997)	(107,814)

Standardized measure of discounted future net cash flows	$306,487	$289,963	$108,550

The changes in the standardized measure of discounted future net cash flows relating to proved oil and gas reserves are as follows (in thousands):

	2003	2002	2001
Beginning of year:	$289,963	$108,550	$376,220
Sale of oil and gas produced, net of production costs	(72,056)	(47,301)	(55,448)
Net changes in prices and production costs	48,413	257,159	(368,012)
Development costs	17,051	5,790	3,689
Net change in income taxes	(10,389)	(45,090)	103,471
Accretion of discount	33,505	10,855	48,630

End of Year	$306,487	$289,963	$108,550

Average wellhead prices in effect at December 31, 2003, 2002 and 2001 inclusive of adjustments for quality and location used in determining future net revenues related to the standardized measure calculation are as follows (in thousands):

	2003	2002	2001
Oil (per Bbl)	$28.29	$27.04	$15.88
Gas (per Mcf)	4.60	3.52	1.89

(b) Pro Forma Financial Information.

On September 23, 2004, Whiting Petroleum Corporation (the “Company”) completed its acquisition of interests in seventeen oil and natural gas fields located in the Permian Basin of West Texas and Southeast New Mexico, (the “Permian Basin Acquisition Properties”), from CQ Acquisition Partners I, L.P., SPA-CQAP II, Enerquest Oil & Gas, Ltd. and Baytech, L.L.P. The effective date of the purchase was July 1, 2004. The cash purchase price was $345.0 million, subject to closing adjustments.

The following unaudited pro forma financial information shows the pro forma effect of the acquisition of the Permian Basin Acquisition Properties. It does not reflect the pro forma effect of any of our other recent acquisitions discussed in this prospectus. Our historical results include the results from our recent acquisitions beginning on the following dates: Permian Basin, September 23, 2004; Equity Oil Company, July 20, 2004; Colorado and Wyoming, August 13, 2004; and Louisiana and Texas, August 16, 2004. Our historical results do not include results from our Wyoming and Utah acquisition that closed on September 30, 2004. A pro forma balance sheet has not been presented since the acquisition has been reflected in the September 30, 2004 balance sheet of Whiting Petroleum Corporation filed as part of Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the three months ended September 30, 2004. The unaudited pro forma statement of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 was prepared as if the acquisition had occurred at January 1, 2003.

The accompanying statements of revenues and direct operating expenses for the Permian Basin Acquisition Properties were derived from the historical accounting records of the sellers and prior operators. Although the statements do not include depreciation, depletion and amortization, general administrative expenses, income taxes or interest expense, as described in Notes 2 and 3, these costs have been included on a pro forma basis. The pro forma financial information also includes the effects of the Company’s bank credit agreement, which was amended concurrent with the property acquisition. The terms of the amendment increased the credit agreement to $750 million with a $480 million borrowing base. After the closing of this acquisition, the Company had $400 million of outstanding borrowings under the facility.

The Company believes that the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to such transactions.

The following unaudited pro forma financial statements do not purport to represent what the Company’s results of operations would have been if this acquisition had occurred on January 1, 2003. These unaudited pro forma financial statements should be read in conjunction with the Company’s historical financial statements and related notes for the periods presented.

UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS FOR THE

NINE MONTHS ENDED SEPTEMBER 30, 2004 (in millions, except per share data)

	Whiting Petroleum Corporation Nine Months Ended September 30, 2004	Permian Basin Acquisition Properties Six Months Ended June 30, 2004	Pro Forma Adjustments (Note 2)	Pro Forma Combined September 30, 2004
REVENUES
Oil and gas sales	$166.4	$39.1	$19.3	$224.8
Loss on oil and gas hedging activities	(3.6)	—	—	(3.6)
Gain on sale of marketable securities	4.7	—	—	4.7
Gain on sale of oil and gas properties	1.0	—	—	1.0
Interest income and other	0.2	—	—	0.2

Total revenues	168.7	39.1	19.3	227.1

COSTS AND EXPENSES:
Lease operating	34.6	8.3	2.6	45.5
Production taxes	10.2	2.3	1.1	13.6
Depreciation, depletion and amortization	34.5	—	14.0	48.5
Exploration and impairment	4.7	—	—	4.7
General and administrative	14.2	—	2.9	17.1
Interest expense	9.6	—	8.3	17.9

Total costs and expenses	$107.8	10.6	28.9	147.3

INCOME BEFORE INCOME TAXES	60.9	$28.5	(9.6)	79.8

INCOME TAX EXPENSE:
Current	(0.4)		—	(0.4)
Deferred	(23.1)		(7.3)	(30.4)

Total income tax expenses	(23.5)		(7.3)	(30.8)

NET INCOME	$37.4		$(16.9)	$49.0

NET INCOME PER COMMON SHARE, BASIC AND DILUTED	$1.93			$2.53

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC	19,341			19,341

WEIGHTED AVERAGE SHARES OUTSTANDING, DILUTED	19,370			19,370

See accompanying notes to pro forma statements of operations.

UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS FOR

THE YEAR ENDED DECEMBER 31, 2003 (in millions, except per share data)

	Whiting Petroleum Corporation Year Ended December 31, 2003	Permian Basin Acquisition Properties Year Ended December 31, 2003	Pro Forma Adjustments (Note 2)	Pro Forma Combined December 31, 2003
REVENUES
Oil and gas sales	$175.8	$91.2	$—	$267.0
Loss on oil and gas hedging activities	(8.7)	—	—	(8.7)
Interest income and other	0.3	—	—	0.3

Total revenues	167.4	91.2	—	258.6

COSTS AND EXPENSES:
Lease operating	43.2	14.0	—	57.2
Production taxes	10.7	5.2	—	15.9
Depreciation, depletion and amortization	41.3	—	25.9	67.2
Exploration	3.2	—	—	3.2
General and administrative	12.8	—	4.7	17.5
Phantom equity plan	10.9	—	—	10.9
Interest expense	9.2	—	10.5	19.7

Total costs and expenses	131.3	19.2	41.1	191.6

INCOME BEFORE INCOME TAXES AND CUMULATIVE CHANGE IN ACCOUNTING PRINCIPLE	36.1	$72.0	(41.1)	67.0

INCOME TAX EXPENSE:
Current	(2.4)		—	(2.4)
Deferred	(11.5)		(11.9)	(23.4)

Total income tax expense	(13.9)		(11.9)	(25.8)

INCOME FROM CONTINUING OPERATIONS	22.2		(53.0)	41.2
CUMULATIVE CHANGE IN ACCOUNTING PRINCIPLE	(3.9)		—	(3.9)

NET INCOME	$18.3		$(53.0)	$37.3

Earnings per share from continuing operations, basic and diluted	$1.18			$2.20
Cumulative change in accounting principle	(0.20)			(0.20)

NET INCOME PER COMMON SHARE, BASIC AND DILUTED	$0.98			$2.00

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	18,750			18,750

See accompanying notes to pro forma statements of operations.

NOTES TO THE UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

1. BASIS OF PRESENTATION

On September 23, 2004, Whiting Petroleum Corporation (the “Company”) completed its acquisition of interests in seventeen oil and natural gas fields located in the Permian Basin of West Texas and Southeast New Mexico, (the “Permian Basin Acquisition Properties”), from CQ Acquisition Partners I, L.P., SPA-CQAP II, Enerquest Oil & Gas, Ltd. and Baytech, L.L.P. The effective date of the purchase was July 1, 2004. The cash purchase price was $345.0 million, subject to closing adjustments.

The following unaudited pro forma financial information shows the pro forma effect of the acquisition of the Permian Basin Acquisition Properties. It does not reflect the pro forma effect of any of our other recent acquisitions discussed in this prospectus. Our historical results include the results from our recent acquisitions beginning on the following dates: Permian Basin, September 23, 2004; Equity Oil Company, July 20, 2004; Colorado and Wyoming, August 13, 2004; and Louisiana and Texas, August 16, 2004. Our historical results do not include results from our Wyoming and Utah acquisition that closed on September 30, 2004. A pro forma balance sheet has not been presented since the acquisition has been reflected in the September 30, 2004 balance sheet of Whiting Petroleum Corporation filed as part of Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the three months ended September 30, 2004. The unaudited pro forma statement of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 was prepared as if the acquisition had occurred at January 1, 2003.

The accompanying statements of revenues and direct operating expenses for the Permian Basin Acquisition Properties were derived from the historical accounting records of the sellers and prior operators. Although the statements do not include depreciation, depletion and amortization, general administrative expenses, income taxes or interest expense, as described in Notes 2 and 3, these costs have been included on a pro forma basis. The pro forma financial information also includes the effects of the Company’s bank credit agreement, which was amended concurrent with the property acquisition. The terms of the amendment increased the credit agreement to $750 million with a $480 million borrowing base. After the closing of this acquisition, the Company had $400 million of outstanding borrowings under the facility.

The Company believes that the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to such transactions.

The following unaudited pro forma financial statements do not purport to represent what the Company’s results of operations would have been if this acquisition had occurred on January 1, 2003. These unaudited pro forma financial statements should be read in conjunction with the Company’s historical financial statements and related notes for the periods presented.

Earnings Per Share – Basic net income per common share of stock is calculated by dividing net income by the weighted average of common shares outstanding during each period. Diluted net income per common share of stock is calculated by dividing net income by the weighted average of common shares outstanding and other dilutive securities. The only securities considered dilutive are unvested restricted stock awards. The dilutive effect of these securities were immaterial to the calculation.

2. PRO FORMA ADJUSTMENTS FOR NINE MONTHS ENDED SEPTEMBER 30, 2004

The accompanying unaudited condensed pro forma statement of operations for the nine months ended September 30, 2004 assumes the acquisition of the Permian Basin Acquisition Properties occurred as of January 1, 2003. The following adjustments have been made to the accompanying condensed pro forma statement of operations for the nine months ended September 30, 2004:

Revenues, Lease Operating and Production Taxes – To adjust for the period from July 1, 2004 to the closing date of September 23, 2004.

Depletion, Depreciation and Amortization – To record pro forma depletion expense giving effect to the acquisition of the Permian Basin Acquisition Properties. The expense was calculated using estimated proved reserves by field and the preliminary $345.0 million purchase price allocation. None of the purchase price was allocated to unproved properties.

General and Administrative – To record expenses associated with anticipated increases in personnel and office expansion. This adjustment also includes the estimated costs related to the Company’s production participation plan for the periods indicated. Under the production participation plan for the 2004 plan year, the estimated discounted value of the plan must be expensed immediately for employees over 65 years old and amortized over five years for the majority of other employees.

Interest Expense – To record interest expense for additional debt and debt issuance costs incurred in connection with the Permian Basin Acquisition Properties. The Company used historical rates paid during the nine months ended September 30, 2004 which approximated 3.2%. Each 1/8% change in the interest rate would affect net income before income taxes by $295,000 for the nine month period.

Income Taxes – To record income taxes related to the pretax income from the Permian Basin Acquisition Properties for the period from January 1, 2004 to the closing date of September 23, 2004, based on the Company’s effective tax rate of 38.6%.

3. PRO FORMA ADJUSTMENTS FOR YEAR ENDED DECEMBER 31, 2003

The accompanying unaudited pro forma statement of operations for the year ended December 31, 2003 assumes the acquisition of the Permian Basin Acquisition Properties occurred as of January 1, 2003. The following adjustments have been made to the accompanying pro forma statement of operations for the year ended December 31, 2003:

Depletion, Depreciation and Amortization – To record pro forma depletion expense giving effect to the acquisition of the Permian Basin Acquisition Properties. The expense was calculated using estimated proved reserves by field and the preliminary $345.0 million purchase price allocation.

General and Administrative – To record expenses associated with anticipated increases in personnel and office expansion. This adjustment also includes the estimated costs related to the Company’s production participation plan for the periods indicated. Under the production participation plan, for the 2004 plan year, the estimated discounted value to the plan must be expensed immediately for employees over 65 years old and amortized over five years for the majority of other employees.

Interest Expense – To record interest expense for additional debt and debt issuance costs incurred in connection with the Permian Basin Acquisition Properties. The Company used historical rates paid during the year ended December 31, 2003 which approximated 3.0%. Each 1/8% change in the interest rate would affect net income before income taxes by $394,000 for the year.

Income Taxes – To record income taxes related to the pretax income from the Permian Basin Acquisition Properties for the year ended December 31, 2003, based on the Company’s effective tax rate of 38.6%.

(c)	Exhibits:

(2)	Agreement of Sale and Purchase, dated September 1, 2004, by and among Whiting Oil and Gas Corporation, CQ Acquisition Partners I, L.P., SPA-CQAP II, LP, EnerQuest Oil & Gas, Ltd and Baytech, L.L.P. [Incorporated by reference to Exhibit 2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated September 1, 2004 (File No. 001-31899)].

(4)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and Bank One, NA, as Administrative Agent.

(23.1)	Consent of Deloitte & Touche LLP.

(23.2)	Consent of Cawley, Gillespie & Associates, Inc.

(99)	Press Release of Whiting Petroleum Corporation, dated September 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: October 18, 2004
	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K/A

EXHIBIT INDEX

Exhibit Number	Description
(2)	Agreement of Sale and Purchase, dated September 1, 2004, by and among Whiting Oil and Gas Corporation, CQ Acquisition Partners I, L.P., SPA-CQAP II, LP, EnerQuest Oil & Gas, Ltd and Baytech, L.L.P. [Incorporated by reference to Exhibit 2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated September 1, 2004 (File No. 001-31899)].

(4)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and Bank One, NA, as Administrative Agent.*

(23.1)	Consent of Deloitte & Touche LLP.

(23.2)	Consent of Cawley, Gillespie & Associates, Inc.

(99)	Press Release of Whiting Petroleum Corporation, dated September 23, 2004.*

*	Previously filed.